Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|      Preliminary proxy statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-12


                         First Bancorp of Indiana, Inc.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|      No fee required.
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         and 0-11.

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     0-11 (a)(2) and identify the filing for which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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


                                October 15, 2002





Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of First Bancorp of Indiana, Inc. We will hold the meeting at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 20, 2002 at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.



                                           Sincerely,




                                           /s/ Harold Duncan
                                           -------------------------------------
                                           Harold Duncan
                                           President and Chief Executive Officer

                         FIRST BANCORP OF INDIANA, INC.
                             2200 W. Franklin Street
                            Evansville, Indiana 47712
                                 (812) 423-3196

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         On Wednesday, November 20, 2002, First Bancorp of Indiana, Inc. will hold its annual meeting of shareholders at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana. The meeting will begin at 10:00 a.m., local time. At the meeting, shareholders will consider and act on the following:

          1.   The election of two directors to serve for a term of three years;

          2. The ratification of the appointment of BKD LLP as independent auditors for the Company for the fiscal year ending June 30, 2003; and

          3.   Such other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors set September 16, 2002 as the record date for the meeting. This means that owners of First Bancorp of Indiana, Inc. common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Ruthanne Orth
                                             ---------------------
                                             Ruthanne Orth
                                             Corporate Secretary

Evansville, Indiana
October 15, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                         FIRST BANCORP OF INDIANA, INC.
                       __________________________________

                                 PROXY STATEMENT
                       __________________________________


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancorp of Indiana, Inc. ("First Bancorp" or the "Company") to be used at the annual meeting of shareholders of the Company. First Bancorp is the holding company for First Federal Savings Bank ("First Federal"). The annual meeting will be held at the North Side office of First Federal at 4451 N. First Avenue, Evansville, Indiana on Wednesday, November 20, 2002, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about October 15, 2002.

                           Voting And Proxy Procedure

Who Can Vote at the Meeting

         You are entitled to vote your First Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on September 16, 2002. As of the close of business on that date, a total of 1,651,490 shares of First Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of First Bancorp common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of First Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of First Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on ratification of the appointment of BKD LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Ratification of the appointment of independent auditors will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

         The Board of Directors of First Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of First Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of First Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board of Directors. The Board of Directors recommends that you vote FOR each of the nominees for director and FOR ratification of BKD LLP as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is adjourned or postponed, your First Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your First Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Participants in First Federal's ESOP

         If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a voting instruction form that indicates the shares allocated to your account under the ESOP. Under the terms of the ESOP, the ESOP trustees vote all of the shares held in the ESOP trust, however, you may instruct the ESOP trustees how to vote the shares allocated to your account. The ESOP trustees, subject to the exercise of their fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustees is November 13, 2002.

                                 Stock Ownership

         The following table provides information as of September 16, 2002 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                                Percent of
                                          Number of            Common Stock
Name and Address                        Shares Owned           Outstanding
--------------------                   ---------------       ----------------

First Federal Savings Bank               178,700(1)               10.82%
Employee Stock Ownership Plan
2200 W. Franklin Street
Evansville, Indiana 47712


(1) As of September 16, 2002, 42,358, shares have been allocated to participants' ESOP accounts. The ESOP trustees are Harold Duncan and Michael H. Head. See "Voting and Proxy Procedure - Participants in First Federal's ESOP" for a discussion of the ESOP's voting procedures.

         The following table provides information as of September 16, 2002 about the shares of First Bancorp common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                               Number of Shares
                                                       Number of             That May Be Acquired        Percent of
                                                      Shares Owned            Within 60 Days by         Common Stock
 Name                                             (Excluding Options)         Exercising Options       Outstanding(1)
-------                                          ----------------------    ------------------------   ----------------
Harold Duncan.................................         44,587(2)                     34,086                4.67%
Michael H. Head...............................         46,618(3)                     34,086                4.79%
Frank E. Kern.................................          8,546(4)                     11,362                1.20%
E. Harvey Seaman III..........................          3,000                         5,681                0.52%
Daniel L. Schenk..............................             --                            --                   --
James L. Will, Jr.............................          9,745(5)                     11,362                1.27%
Jerome A. Ziemer..............................         19,545(6)                     11,362                1.86%
All directors and executive officers
   as a group (14 persons)....................        168,360                       126,734               16.59%


 *   Less than 1% of the shares of the Company common stock outstanding.

(1) Based on 1,651,490 shares of Company common stock outstanding and entitled to vote as of September 16, 2002, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 3,501 shares owned by Mr. Duncan's spouse. Also includes 13,634 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 6,853 shares allocated to Mr. Duncan under the ESOP, for which Mr. Duncan has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Duncan serves as a trustee.
(3) Includes 11,625 shares owned by Mr. Head's spouse and 7,218 shares owned by Mr. Head's children. Also includes 8,180 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan and 3,991 shares allocated to Mr. Head under the ESOP, for which Mr. Head has voting power but not investment power. Does not include shares held by First Federal's ESOP, for which Mr. Head serves as a trustee.
(4) Includes 2,727 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Kern has voting power but not investment power.
(5) Includes 200 shares owned by Mr. Will's children. Also includes 2,727 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Will has voting power but not investment power.
(6) Includes 15,000 shares held by a revocable trust for which Mr. Ziemer serves as trustee. Also includes 2,727 unvested shares awarded under the Company's 1999 Stock-Based Incentive Plan for which Mr. Ziemer has voting power but not investment power.

                       Proposal 1 -- Election of Directors

         The Company's Board of Directors consists of six members. Four directors are independent and two of the directors are members of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors' nominees are Harold Duncan and Daniel L. Schenk. Mr. Duncan is the Chairman of the Board, President and Chief Executive Officer of the Company and First Federal. Frank E. Kern will be retiring from the Board of Directors upon the expiration of his term on the date of the annual meeting. Mr. Schenk has been nominated to fill the vacancy created by Mr. Kern's retirement.

         The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Board of Directors recommends that you vote FOR the election of both nominees.

         Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2002. The indicated period of service as a director includes service as a director of First Federal.

                     Board Nominees for Election of Director

         Harold Duncan joined First Federal in 1964 and served as a loan officer, Assistant Vice President, Vice President and Executive Vice President before becoming President in 1990. Mr. Duncan added the title of Chief Executive Officer in 1991. Since 1999, he has served as President and Chief Executive Officer of the Company. Mr. Duncan also serves as Chairman of the Board of Directors. Age 61. Director since 1978.

         Daniel L. Schenk is the Chancellor of Ivy Tech State College, Evansville, Indiana campus. Age 48.

                         Directors Continuing in Office

         The following directors have terms ending in 2003:

         James L. Will, Jr. is the owner of James L. Will Insurance Agency, Inc. in Evansville, Indiana. Age 44. Director since 1987.

         Michael H. Head joined First Federal in 1980. From 1984 to 1994, he served as Vice President and Manager of the loan department. In 1994, he became Senior Vice President. In 1996, Mr. Head became Executive Vice President and in 1998 added the title of Chief Operating Officer. In October 2000, Mr. Head was named President and Chief Operating Officer of First Federal. Since 1999, he has served as Vice President of the Company. Age 44. Director since 2000.

               The following directors have terms ending in 2004:

         E. Harvey "Skip" Seaman III is the Owner, President and Chief Executive Officer of Product Acceptance & Research, a nationally known provider of marketing research and marketing services. Age 46. Director since 2001.

         Jerome A. Ziemer is the Director and majority shareholder of Ziemer Funeral Homes in Evansville, Indiana. Age 64. Director since 1979.

Meetings and Committees of the Board of Directors

         The business of the Company and First Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2002, the Board of Directors of the Company held thirteen (13) meetings and the Board of Directors of First Federal held twelve (12) meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

         The Audit Committee, consisting of Frank E. Kern (Chairman), E. Harvey Seaman III and Jerome A. Ziemer, receives and reviews all reports prepared by the Company's independent auditors. The Audit Committee met once during the fiscal year ended June 30, 2002.

         The Compensation Committee, consisting of James L. Will, Jr. (Chairman), Harold Duncan, Frank E. Kern and Jerome A. Ziemer, is responsible for setting the salaries of all employees. The Compensation Committee met once during the fiscal year ended June 30, 2002.

         The Nominating Committee, consisting of the entire Board of Directors, selects annually the nominees for election as directors. This committee met once to select nominees for election as directors at this annual meeting. The Company's Bylaws provide for shareholder nominations of directors. See "Shareholder Proposals and Nominations."

Directors' Compensation

         Directors of First Federal receive a fee of $450 per month plus a fee of $450 for attendance at meetings of the board. No separate fees are paid for service on the Company's Board of Directors.

         First Federal maintains a deferred compensation arrangement for directors who may elect to defer up to 100% of their monthly Board and committee meeting fees and retainers. Upon the director's attainment of an age specified in his individual deferral agreement, First Federal will pay the balance of the director's deferral account in monthly installments over a period specified in the director's individual agreement. Over the deferral period, a director's account is credited with 10% annual interest with monthly compounding. In the event of a change in control of First Federal (as defined in the program) followed by a director's termination of service, each director will be entitled to receive a benefit increased to reflect three additional years of deferrals. First Federal has acquired life insurance on members of the Board to provide informal funding for its obligations under the program. During the fiscal year ended June 30, 2002, Mr. Ziemer deferred all of his board fees and Mr. Will deferred a portion of his board fees. No other director deferred his board fees.

         During the year ended June 30, 2002 and pursuant to the Company's 1999 Stock-Based Incentive Plan, Mr. Seaman received non-statutory stock options to acquire 11,362 shares of First Bancorp common stock at an exercise price of $13.38. One-half of the stock options were immediately exercisable and the other half vests on April 24, 2003.

                             Executive Compensation

Summary Compensation Table

         The following information is furnished for Messrs. Duncan and Head. No other executive officers of the Company received salary and bonus of $100,000 or more during the year ended June 30, 2002.

                                                                            Long-Term Compensation
                                             Annual Compensation(2)                 Awards
                                             -----------------------     -----------------------------
                                                                          Restricted       Securities       All Other
                                                                            Stock          Underlying      ompensation
     Name and Principal           Fiscal       Salary        Bonus          Awards          Options            ($)
         Positions                 Year        ($)(1)         ($)           ($)(3)            (#)
----------------------------     --------    ----------     --------     ------------     ------------    -------------
Harold Duncan ..............       2002        $168,300    $  5,459        $   --              --          $ 27,823(4)
   President and Chief......       2001         159,000       6,080            --              --            29,505
   Executive Officer .......       2000         151,900       5,331         207,357          56,810          30,953

Michael H. Head ............       2002        $108,300    $  3,298        $   --              --          $ 17,426(5)
   Vice President ..........       2001          98,050       3,409            --              --            16,875
                                   2000          78,200       2,842         124,410          34,086          19,003


(1)  Includes Board of Directors' fees.

(2) Does not include the aggregate amount of perquisites and other personal benefits, which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
(3) Represents the total value of the awards of 22,724 and 13,634 shares of restricted stock on April 24, 2000 granted to Messrs. Duncan and Head, respectively, which awards began vesting in five equal annual installments commencing on April 24, 2001. At June 30, 2002, the market values of the unvested restricted stock awards were $323,817 and $194,285, respectively. Dividends, if any, are paid on the restricted stock.
(4) For 2002, includes a 401(k) plan employer contribution of $4,192 and an ESOP allocation valued at $23,631.
(5) For 2002, includes a 401(k) plan employer contribution of $3,106 and an ESOP allocation valued at $14,320.

Option Value at Fiscal Year End

         The following table provides information regarding unexercised stock options for Messrs. Duncan and Head as of June 30, 2002. Neither Mr. Duncan nor Mr. Head exercised any stock options during the year ended June 30, 2002.

                                               Number of Securities                     Value of Unexercised
                                              Underlying Unexercised                    In-the-Money Options
                                          Options at Fiscal Year-End (#)              at Fiscal Year-End ($)(1)
                                         --------------------------------         ---------------------------------
 Name                                    Exercisable        Unexercisable         Exercisable        Unexercisable
------                                   ----------         -------------         -----------        --------------
Harold Duncan...................           34,086              22,724                $174,691              $116,461
Michael H. Head.................           34,086                  --                 174,691                    --

---------------------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2002 ($14.25 per share) less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreements

         First Bancorp and First Federal have entered into three-year employment agreements with Messrs. Duncan and Head. Under the employment agreements, the current salary levels for Messrs. Duncan and Head are $160,000 and $100,000, respectively, which amounts are paid by First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On the anniversary of the commencement date of the employment agreements, the term may be extended for an additional year at the discretion of the Board. The agreements are terminable by the employers at any time, by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If the executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, First Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of First Bancorp or First Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

         The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreements provide that the value of the maximum benefit may be distributed, at the executive's election, in the form of a lump sum cash payment equal to 2.99 times the executive's base amount or a combination of a cash payment and continued coverage under First Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times the executive's base amount. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

         The employment agreements restrict the executive's right to compete against First Bancorp and First Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

Supplemental Executive Retirement Programs

         First Federal maintains two supplemental executive retirement programs, a program originally adopted in 1994 and amended and restated in 1997 (the "1994 program") and a program adopted in 2002 (the "2002 program"), for key personnel in order to encourage continued employment and to provide an additional source of retirement income.

         The 1994 program provides that, upon the attainment of a specified retirement age, a participating officer will receive a benefit equal to the product of the officer's highest annual base compensation and the officer's "wage replacement percentage" reduced by the annual benefits derived by the officer from any other tax-qualified or non-qualified retirement arrangements sponsored by First Federal, provided, however, that the benefit will not be less than a minimum amount. For Messrs. Duncan and Head, the minimum benefit is $3,387 and $1,766, respectively per month. The officer's retirement age and "wage replacement percentage" are specified in individual agreements entered into between First Federal and the officer. If the officer dies prior to attaining the normal retirement age, a survivor benefit is payable to the officer's surviving spouse or other designated beneficiary. In the event of an officer's termination without cause prior to attaining the normal retirement age, payment of the officer's accrued benefit as of the date of termination is deferred until the officer attains normal retirement age. In the event of disability, the officer may elect to begin receipt of his or her accrued benefit immediately in lieu of a deferred retirement benefit. In the event of a change in control of First Federal, as defined in the 1994 program, followed by the officer's termination of employment, the officer would be entitled to receive his full normal retirement benefit upon attaining his or her specified retirement age. All benefits are payable in the form of a monthly annuity over a period specified in the officer's individual agreement. As a condition of Mr. Duncan's receipt of benefits, he must, during the five-year period after benefits commence, provide certain consulting and advisory services to First Federal at the request of the Board of Directors. At present, Messrs. Duncan and Head, two other officers and one former employee participate in the 1994 program. During the year ended June 30, 2002, Mr. Duncan, who has attained his retirement age, received a distribution of $40,638 under the 1994 program.

         The 2002 program provides that, upon attainment of retirement age, officers designated as participants shall be entitled to receive a supplemental retirement income benefit, payable in the form of a monthly annuity, for a specified period of time. Retirement age, the supplemental retirement income benefit amount, and the payout period are each specified in separate individual agreements entered into between First Federal and the officers. Upon a voluntary or involuntary termination of a participant's employment for reasons other than cause, death, disability or following a change in control, benefits are deferred until attainment of retirement age, when the participant becomes entitled to the annuitized value of his accrued benefit as of the date of termination, plus interest from the termination date until attainment of the specified retirement age. Upon the death of the participant, his or her designated beneficiary is entitled to receive an annual survivor's benefit, payable in monthly installments, as well as a one-time lump sum payment of $10,000 to cover funeral expenses. In the event of disability, an officer may elect to begin receipt of his or her accrued benefit immediately, in lieu of a deferred retirement benefit. If the officer dies while receiving disability payments, his or her beneficiary will be entitled to receive the survivor's benefit, reduced by the number of months in which disability payments were made to the officer. Upon a termination due to a change in control, the officer is entitled to receive at retirement age, in addition to the supplemental retirement income benefit, an additional benefit equal to three years' worth of benefit accruals, plus interest accrued from termination until retirement age. For Mr. Head, the monthly supplemental retirement income benefit is approximately $8,908, payable for a period of 180 months. Mr. Duncan is not a participant in the 2002 program.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on the Company's review of the copies of the reports it has received and written representations provided to it, or written representations that no forms were necessary, the Company believes that during the past fiscal year, its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements for transactions in the Company's common stock during the year ended June 30, 2002.

                          Transactions with Management

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

                     Proposal 2 -- Ratification of Auditors

         The Board of Directors has appointed BKD LLP to be its auditors for the 2003 fiscal year, subject to the ratification by shareholders. A representative of BKD LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of auditors.

         The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2002 by BKD LLP:


Audit fees..................................           $35,700
Financial information and systems
  design and implementation fees............                 0
All other fees*.............................           $35,440


          * Includes fees for tax-related services, loan review, consulting, and assistance with securities filings.

         The Audit Committee believes that the provision of non-audit services by BKD LLP are compatible with maintaining BKD LLP's independence.

                          Report of the Audit Committee

         The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of Frank E. Kern (Chairman), E. Harvey Seaman III and Jerome A. Ziemer, each of whom is independent under The Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which was attached to last year's proxy statement.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2002 for filing with the Securities and Exchange Commission.

         The Audit Committee's responsibility is to monitor and review the Company's financial reporting process, including its system of internal controls and the preparation of consolidated financial statements. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."


                  The Audit Committee of the Board of Directors
                        of First Bancorp of Indiana, Inc.

                            Frank E. Kern (Chairman)
                              E. Harvey Seaman III
                                Jerome A. Ziemer

                      Shareholder Proposals and Nominations

         Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than June 17, 2003. If next year's annual meeting is held on a date more than 30 calendar days from November 20, 2003, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 71 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                  Miscellaneous

         The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Company's Annual Report to Shareholders has been mailed to all persons who were shareholders as of the close of business on September 16, 2002. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-KSB, without exhibits, for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were shareholders as of the close of business on September 16, 2002 upon written request to the Corporate Secretary, First Bancorp of Indiana, Inc., 2200 West Franklin Street, Evansville, Indiana.

         If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

         Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Ruthanne Orth
                                            -------------------------
                                            Ruthanne Orth
                                            Corporate Secretary


Evansville, Indiana
October 15, 2002

                         FIRST BANCORP OF INDIANA, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                November 20, 2002


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael H. Head and James L. Will, Jr., each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on November 20, 2002, at 10:00 a.m. local time, at the North Side office of First Federal Savings Bank at 4451 N. First Avenue, Evansville, Indiana and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:


1. The election as directors of all nominees listed (except as marked to the contrary below).

                             Harold Duncan
                             Daniel L. Schenk
                                                                     FOR ALL
         FOR                     VOTE WITHHELD                       EXCEPT
         |_|                         |_|                               |_|


     INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------


2. The ratification of the appointment of BKD LLP as independent auditors of First Bancorp of Indiana, Inc. for the year ending June 30, 2003.

         FOR                       AGAINST                         ABSTAIN
         |_|                         |_|                             |_|

     Your Board of Directors Recommends a Vote FOR Proposals 1 and 2.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR Proposals 1 and 2. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Date ______________________             ________________________________________
                                        Signature of Shareholder



Date ______________________             ________________________________________
                                        Signature of Shareholder


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.

                   [First Bancorp of Indiana, Inc. Letterhead]



Dear ESOP Participant:

         In connection with the Annual Meeting of Shareholders of First Bancorp of Indiana, Inc. (the "Company"), the holding company for First Federal Savings Bank (the "Bank"), you may direct the voting of the shares of Company common stock held by the First Federal Savings Bank Employee Stock Ownership Plan ("ESOP") Trust and allocated to your account in the ESOP.

         On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to the ESOP trustees. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Shareholders to be held on November 20, 2002 and the Company's Annual Report to Shareholders.

         As of September 16, 2002, the ESOP Trust held 178,700 shares of Company common stock, 42,358 shares of which have been allocated to participants' accounts in the ESOP. The allocated shares will be voted as directed by the participants, provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP trustees, will be voted by the ESOP trustees in a manner calculated to most accurately reflect the instructions the ESOP Trustees have received from participants regarding the shares of common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

         In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the vote authorization form and return it in the enclosed postage-paid envelope no later than November 13, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or the Bank. The ESOP trustees will use the voting results they receive to vote the shares of Company common stock held in the ESOP Trust.

                                          Sincerely,


                                          /s/ Harold Duncan
                                          -------------------------------------
                                          Harold Duncan
                                          President and Chief Executive Officer

Name: ___________________________

Shares: _________________


                             VOTE AUTHORIZATION FORM

         I understand that the ESOP trustees are the holders of record and custodian of all shares of First Bancorp of Indiana, Inc. (the "Company") common stock allocated to me under the First Federal Savings Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on November 20, 2002.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

                  Harold Duncan
                  Daniel L. Schenk

                                                              FOR ALL
      FOR                       VOTE WITHHELD                 EXCEPT

      |_|                           |_|                         |_|

     INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of BKD LLP as independent auditors for the Company for the fiscal year ending June 30, 2003.

      FOR                          AGAINST                            ABSTAIN
      |_|                            |_|                                |_|



        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

         The ESOP Trustees are hereby authorized to vote any shares allocated to me as indicated above.


         Date ___________________        Signature ___________________________



     Please date, sign and return this form in the enclosed envelope no later than November 13, 2002.